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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 7, 2003

                               THE TIMKEN COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

       1-1169                                            34-0577130
(Commission File Number)                    (I.R.S. Employer Identification No.)

                1835 DUEBER AVENUE, S.W., CANTON, OHIO 44706-2798
               (Address of Principal Executive Offices) (Zip Code)

                                 (330) 438-3000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.     OTHER EVENTS.

      On October 16, 2002, The Timken Company ("Timken"), on behalf of itself and certain of its subsidiaries, entered into a Stock and Asset Purchase Agreement with Ingersoll-Rand Company Limited ("IR") to acquire IR's Engineered Solutions business (the "Transaction"). The audited combined financial statements of the Engineered Solutions business of IR for the years ended December 31, 2002, 2001 and 2000 are included as Exhibit 99.1 to this report. The Transaction is more fully described in previous Current Reports on Form 8-K filed by Timken on October 16, 2002, October 17, 2002 and December 24, 2002.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits.

            23.1  Consent of PricewaterhouseCoopers LLP.

            99.1 Audited Combined Financial Statements of Ingersoll-Rand Engineered Solutions Business (an operating business unit of Ingersoll-Rand Company Limited) for the years ended December 31, 2002, 2001 and 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE TIMKEN COMPANY


                                  By:  /s/ William R. Burkhart
                                       -----------------------
                                       William R. Burkhart
                                       Senior Vice President and General Counsel

Date: February 7, 2003


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